SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

CAMDEN NATIONAL CORPORATION

(Exact name of Registrant as specified in charter)

MAINE (State or other jurisdiction of incorporation)	01-28190 (Commission file number)	01-0413282 (IRS employer identification no.)

Two Elm Street, Camden, Maine (Address of principal executive offices)		04843 (Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Item 5 – Other Events and Required FD Disclosure

Camden National Corporation releases a press release announcing net income for the first quarter of 2003.

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CAMDEN NATIONAL CORPORATION

By:	/s/ GREGORY A. DUFOUR	Date: April 29, 2003
Gregory A. Dufour Senior Vice President – Finance, Operations & Technology and Principal Financial Officer